Supplement	August 30, 2024

Dividend Opportunities Fund

ETADX Class A Shares ETCDX Class C Shares

ETNDX Class N Shares ETIDX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2023, as supplemented.

The following changes to the Fund’s name, investment objective and 80% policy to invest in dividend paying companies will be effective on or about November 1, 2024:

1)	the Fund’s name will change to “Eventide Dividend Growth Fund.”
2)	the Fund’s investment objective will change as follows:

Current objective: “The investment objectives of the Eventide Dividend Opportunities Fund are dividend income and long-term capital appreciation. The Fund’s secondary objective is dividend growth.”

New Objective: “The investment objectives of Eventide Dividend Growth Fund are dividend growth and long-term capital appreciation. The Fund’s secondary objective is dividend income.”

3)       The Fund’s policy to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the securities of dividend paying companies is changed to the following:

“Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings for investment purposes) is invested in the securities of companies that Eventide Asset Management, LLC believes have the ability to increase dividends over the long term.”

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2023, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.